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Deloitte & Touche LLP
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                         3900 US Bancorp Tower         Telephone:(503)222-1341
                         111 SW Fifth Avenue           Facsimile:(503)224-2172
                         Portland, Oregon 97204-3698




                                                                 EXHIBIT (23)c




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
No. 33-58461 on Form S-8 of our report dated April 26, 1996, appearing in this Annual Report on Form 11-K of the PacifiCorp K Plus Employee Savings Plan for the year ended December 31, 1995.




DELOITTE & TOUCHE LLP

June 24, 1996